OTHER INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2019
Other Income And Expenses [Abstract]
Schedule of Components of Other Income (expense), Net

Other income (expense), net consists of the following:

	Years ended December 31,
	2019	2018	2017
	(in thousands)
Foreign exchange gains (loss)	$(3,880)	$(2,610)	$619
Gain from the currency translation adjustment	—	—	1,703
Reversal of FIN45 due to expiration of the statute of limitations (1)	1,182	—	—
Reversal of water conservancy fund	—	468	—
Gain on liquidation of subsidiary	—	909	—
Aged account payable reversal (2)	3,161	—	—
Other	409	589	654
Total	$872	$(644)	$2,976

(1)	In 2019, approximately $1.2 million reversal of FASB Interpretation No. (“FIN”) 45 reserve due to expiration of the related statute of limitations.

(2)     The Company reversed an aged account payable balance due to the expiration of the related statute of limitations in India.